Promesa de contrato de transferencia de Derechos Mineros

El presente documento privado representa la promesa de transferencia de los derechos mineros entre las partes:

SMRL Angelo XXI, identificado con RUC 20513400609 con domicilio en Casimiro Espejo 150 San Isidro, debidamente representado por el Sr Elmer Moises Rosales Castillo identificado con DNI 19419605 en adelante THE PROMITENT TRANSFERENTS y de la otra parte DANA RESOURCES una compañia registrada en el estado de Wyoming de los Estados Unidos de America con domicilio en Dana Recursos, 24351 Pasto Road # B, Dana Point, CA 92629, Estados Unidos, Telefono: 949-489-2400.

Debidamente representado por el Sr Yuriy Semenov, presidente de DANA RESOURCES, de aquí en adelante THE PROMITENT BUYER ( the promitent comprador ) en los terminos y condiciones de la siguiente manera:

PRIMERO: Sobre las concesiones mineras

SMRL ANGELO XXI es propietario de los siguientes derechos mineros:

Derecho

Minero

Codigo

Hect.

Titular

Estado

Proyecto

Collota XXIII

01-01806-06

600

SMRL Angelo XXI

Titulado

Collota

Collota XXIV

01-02017-06

100

SMRL Angelo XXI

Titulado

Collota

Collota XXV

01-01876-06

300

SMRL Angelo XXI

Titulado

Collota

Collota XXVI

01-03421-06

200

SMRL Angelo XXI

Titulado

Collota

Collota XXVII

01-03438-06

300

SMRL Angelo XXI

Titulado

Collota

Collota XXVIII

1-03437-06

400

SMRL Angelo XXI

Titulado

Collota

Collota XXI

01-00448-05

800

SMRL Angelo XXI

Titulado

Collota One

Collota XXIX

01-04368-07

400

SMRL Angelo XXI

Petitorio

Collota One

Collota XXXI

03-00001-08

200

SMRL Angelo XXI

Petitorio

Collota One

Collota XXIII

01-01806-06

200

SMRL Angelo XXI

Petitorio

Collota One

Infiernillo XXI

01-00594-07

1,000

SMRL Angelo XXI

Petitorio

Infernillo

Infiernillo XXII

01-00847-07

952.29

SMRL Angelo XXI

Petitorio

Infernillo

Infiernillo XXIII

01-00849-07

1,000

SMRL Angelo XXI

Petitorio

Infernillo

Infiernillo XXIV

01-00848-07

800

SMRL Angelo XXI

Petitorio

Infernillo

Elmer XXII

01-02679-09

900

SMRL Angelo XXI

Petitorio

Las Horquetas

Locroja XXI

01-00595-07

600

SMRL Angelo XXI

Titulado

Locroja

Oro Chicama

 XXI

01-00596-07

1,000

SMRL Angelo XXI

Titulado

Oro Chicama

Turmalina XXII

01-04120-07

199.90

SMRL Angelo XXI

Petitorio

Turmalina

Turmalina XXIV

01-05039-06

400

SMRL Angelo XXI

Petitorio

Turmalina

SEGUNDO : ESTADO ACTUAL

THE PROMITENT BUYER conoce el estado actual de los derechos mineros del Collota XXIII, Collota XXIV, Collota XXIV, Collota XXVII y Collota XXVII que se encuentra en la etapa de inscripción de resolución del contrato anterior con la Compañia Century, asimismo conocen el Collota XXIX, Collota XXXI, Infiernillo XXIV, Elmer XXII, Turmalina XXII y Turmalina XXIV los cuales se encuentran en la etapa de petitorio por titularse.

TERCERO: Sobre los pagos

A través de este contrato LA PROMITENT TRANSFERENTS se comprometen a transferir los derechos mineros especificadas en la primera clausula a THE PROMITENT BUYER (DANA RESOURCES). El precio de la transferencia mutuamente acordado entre las partes es de veinticinco millones de acciones de DANA RECOURCES, acciones que serán entregadas a la THE PROMITENT TRANSFERENTS (SMRL ANGELO XXI)  a la firma de la escritura pública de transferencia de los derechos mineros a THE PROMITENT BUYER (DANA RESOURCES).

Adicionalmente THE PROMITENT BUYER (DANA RESOURCES) pagará a THE PROMITENT TRANSFERENTS una regalia (extención) de la producción neta (NSR) de 1.5% de producto neto de los derechos mineros indicados en el presente contrato.

CUARTO: El término

 El término de este contrato será de dos meses  partir de la fecha de la firma de este documento y vencerá automáticamente.

QUINTO: GASTOS

Todo lo referente a lo legal, notaria y gastos de registro de la transferencia de los derechos mineros será responsabilidad de THE PROMITENT BUYER (the promitent comprador).

Solo será obligación de THE PROMITENT TRANSFERENT (the promitent vendedor) demostrar mediante escritura pública que la SMRL ANGELO XXI de dueña de las propiedades indicadas en el presente contrato, lo que será suficiente para firmar la escritura pública con la PROMITENT BUYER y será de cuenta de la PROMITENT BUYER todos los gastos en que incurra las inscripciones en los registros públicos de minería de los derechos mineros indicados en el presente documento.

 SEXTO: Resolución Controversias

Las partes acuerdan que cualquier controversia que surja con respecto a la interpretación y la validez del presente contrato será objeto de la conciliación extra judicial y en caso de que se conveirte en una cuestión a resolver, las cuestiones de litigio pueden ser sometidos al arbitraje de un solo árbitro. Además, este contrato se regirá por la legislación peruana.

La dirección única establecida por las partes esta en la introducción [one line illegible]

Hecho en dos ejemplares de un mismo tenor y con un único objetivo, y firmado en Lima el 8 de marzo de 2008.

ENGLISH TRANSLATION

LETTER OF INTENT FOR TRANSFER OF MINERAL RIGHTS

This document represents our intent to transfer mineral rights between the parties:

SMRL Angelo XXI, corporate number RUC 20513400609 with domicile on Casimiro  Espejo 150 San Isidro, duly represented by Mr. Elmer Moises Rosales Castillo, Peruvian national identification card 19419605 (hereafter, the “Promising Transferor”)  and

DANA RESOURCES, a company registered in the state of Wyoming with domicile at 24351 Pasto Road #B, Dana Point California 92629, United States of America, telephone (949) 489-2400, duly represented by Mr. Yuriy Semenov, President of Dana Resources (hereinafter the “Promising Buyer”) on the following terms and conditions:

FIRST: Regarding the mineral concessions; SMRL Angelo XXI is the owner of the following mineral rights:

Mineral

Area in

Right

File No.

Hect.

Titleholder

Status

Project

Collota XXIII

01-01806-06

600

SMRL Angelo XXI

Patented

Collota

Collota XXIV

01-02017-06

100

SMRL Angelo XXI

Patented

Collota

Collota XXV

01-01876-06

300

SMRL Angelo XXI

Patented

Collota

Collota XXVI

01-03421-06

200

SMRL Angelo XXI

Patented

Collota

Collota XXVII

01-03438-06

300

SMRL Angelo XXI

Patented

Collota

Collota XXVIII

1-03437-06

400

SMRL Angelo XXI

Patented

Collota

Collota XXI

01-00448-05

800

SMRL Angelo XXI

Patented

Collota One

Collota XXIX

01-04368-07

400

SMRL Angelo XXI

unpatented

Collota One

Collota XXXI

03-00001-08

200

SMRL Angelo XXI

unpatented

Collota One

Collota XXIII

01-01806-06

200

SMRL Angelo XXI

unpatented

Collota One

Infiernillo XXI

01-00594-07

1,000

SMRL Angelo XXI

unpatented

Infernillo

Infiernillo XXII

01-00847-07

952.29

SMRL Angelo XXI

unpatented

Infernillo

Infiernillo XXIII

01-00849-07

1,000

SMRL Angelo XXI

unpatented

Infernillo

Infiernillo XXIV

01-00848-07

800

SMRL Angelo XXI

unpatented

Infernillo

Elmer XXII

01-02679-09

900

SMRL Angelo XXI

unpatented

Las Horquetas

Locroja XXI

01-00595-07

600

SMRL Angelo XXI

Patented

Locroja

Oro Chicama

 XXI

01-00596-07

1,000

SMRL Angelo XXI

Patented

Oro Chicama

Turmalina XXII

01-04120-07

199.90

SMRL Angelo XXI

unpatented

Turmalina

Turmalina XXIV

01-05039-06

400

SMRL Angelo XXI

unpatented

Turmalina

SECOND: Current Status

The Promising Buyer is aware of the current status of the mineral rights of Collota XXIII, Collota XXIV, Collota XXVI, Collota XXVII and Collota XXVII which are in the process of reversing the registration into the name of the Century Company under a prior contract. In addition the Promising Buyer is aware that Collota XXIX, Collota XXXI, Collota XXXII, Infernillo XXI, Infernillo XXII, Infernillo XXIII, Infernillo XXIV, Elmer XXII, Urmalina XXIi and Turmalina XXIV are all in the process of being patented.

THIRD: Payments

In accordance with this agreement, the Promising Transferor is committing to transfer the mineral rights set forth in Clause FIRST to the Promising Buyer (Dana Resources). The price for the transfer is mutually agreed between the parties to be is Twenty Five Million Shares of Dana Resources, which shares will be delivered to the Promising Transferor (SMRL Angelo XXI) at the time of execution of the deed for the transfer of the mineral rights to the Promising Buyer (Dana Resources.)

Additionally, the Promising Buyer (Dana Resources) will pay to the Promising Transferor a Net Smelter Royalty equal to 1.5% of the net production from the mineral rights which are the subject of this letter of intent.

FOURTH: Term

The term of this contract is two months from the date of signature hereof and will expire automatically.

FIFTH: Expenses

All of the legal, notary and expenses of recording the transfer of the mineral rights will be borne by the Promising Buyer (Dana Resources).

The Promising Transferor’s only obligation will be to demonstrate via the public record that SMRL Angelo Xxi is owner of the properties which are the subject of this agreement, sufficient to deed such to the Promising Buyer, and it will be the expense of the Promising Buyer to pay the costs of the registration of the mineral rights which are the subject of this agreement.

SIXTH: Resolution of Disputes

The parties agree that should a dispute arise between them with respect to the interpretation or the validity of this agreement, the same shall be resolved by extra-judicial means and the parties agree to submit the dispute to arbitration by one arbitrator. In addition, this agreement will be governed by Peruvian law.

The sole address set forth by the parties is contained in the preamble to this agreement [illegible text]

Made in two counterparts and executed in Lima the 8th day of March 2008.

ANGELO SMRL XXI

DANA RESOURCES

/s/ Elmer Moises Rosales Castillo

/s/ Yuriy Semenov